SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
               (Date of earliest event reported): October 16, 2003



                      OneSource Information Services, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



          Delaware                       000-25849               04-3204522
-----------------------------          ------------        --------------------
 (State or Other Jurisdiction           (Commission            (IRS Employer
      of Incorporation)                 File Number)         Identification No.)



                300 Baker Avenue
                  Concord, MA                                     01742
--------------------------------------------                     -------
    (Address of Principal Executive Offices)                   (Zip Code)



       Registrant's telephone number, including area code:     (978) 318-4300
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
           -------------------------------------------------------------------

              (c)    Exhibits.

              Exhibit No.            Description
              ----------            -------------

              99.1                 Press release, dated October 16, 2003, of the
                                   Registrant

Item 9. Regulation FD Disclosure [Item 12. Results of Operations and Financial
        ----------------------------------------------------------------------
        Condition]
        ----------

              The following information and exhibit is furnished to the United States Securities and Exchange Commission under Item 12. Results of Operations and Financial Condition of Form 8-K pursuant to the Securities Exchange Act of 1934:

              On October 16, 2003, Registrant issued a press release announcing financial results for the third quarter ended September 30, 2003. The press release issued by Registrant in connection with the announcement is furnished as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned authorized officer.


                                             ONESOURCE INFORMATION
                                             SERVICES, INC.

Date:  October 16, 2003
                                             By:    /s/ Roy D. Landon
                                               -------------------------------
                                                 Roy D. Landon
                                                 Senior Vice President and Chief
                                                 Financial Officer

                                  EXHIBIT INDEX




   Exhibit No.                            Description
   ----------                            -------------

99.1               Press release, dated October 16, 2003, of the Registrant